United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management
Investment Companies

Investment Company Act file number: 811-05807

Eagle Capital Growth Fund, Inc.
(Exact name of registrant as specified in charter)

205 E. Wisconsin Ave., Suite 120, Milwaukee, WI 53202
(Address of principal executive offices) (zip code)

Luke E. Sims, President and Chief Executive Officer
Eagle Capital Growth Fund, Inc.
205 E. Wisconsin Ave., Suite 120
Milwaukee, WI 53202
(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 765-1107

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

ITEM 1.  REPORT TO STOCKHOLDERS

Eagle Capital Growth Fund, Inc.
Annual Report

December 31, 2010

Top Ten Holdings (as of December 31, 2010)

Company	Market Value	Percentage of Equity Portfolio

Automatic Data Processing, Inc.	$1,573,520	6.8%

Abbott Laboratories Inc.	$1,437,300	6.2%

Claymore Dividend & Income Fund	$1,246,660	5.4%

Stryker Corp.	$1,181,400	5.1%

Sigma-Aldrich Corp.	$1,064,960	4.6%

Paychex Inc.	$1,050,940	4.5%

Federated Investors, Inc.	$1,046,800	4.5%

The Home Depot, Inc.	$1,034,270	4.5%

Manitowoc Company Inc.	$983,250	4.2%

Colgate-Palmolive Co.	$964,440	4.2%

Fellow Shareholders,

Despite all the turmoil in the stock market, 2010 turned out fairly well.   Our Fund’s net asset value (NAV) increased 15.1%, putting us in a dead heat for the year with our benchmark (S&P 500 total return).   (We hate to be redundant, but don’t want our new shareholders to be confused.   We measure performance by looking at NAV; over time the stock price should reflect the underlying NAV.)

Morningstar recently upgraded our Fund to 4 stars, in recognition of our Fund’s superior investment performance.   When current management took over responsibility for the Fund in mid-2007, the Fund held a 2-star Morningstar rating.  (Before our Chief Compliance Officer has a heart attack, let me add the following caveat---past performance is not necessarily indicative of future results.)

During the second half of the year, we fine-tuned the portfolio.  We love investing in the mutual fund managers, and T. Rowe Price Group (TROW) and Franklin Resources, Inc. (BEN) in particular, but felt compelled to sell our positions as prices rose and our “margin of safety” disappeared.

We added to our positions in Abbott Labs (ABT) and Procter & Gamble (PG).   ABT’s valuation is compelling; we don’t think the investing public is correctly valuing Abbott’s proprietary products and entrenched competitive position.  Procter & Gamble is an international leader in consumer and personal products.  Procter & Gamble is poised to prosper as worldwide income and purchasing power rise, particularly outside of the United States.   We made a couple of other additions to the portfolio, and will expand upon our thinking in subsequent shareholder communications.

At the Eagle Capital Growth Fund we are effectively required to distribute out to our shareholders the Fund’s net investment income and realized short- and long-term capital gains annually.  As a result, our year-to-year distributions can bounce around a bit.  Some closed-end funds use “managed distribution policies” to provide consistent or increasing distributions, even though some or all of such distributions may be a return of capital.    The artificially high distribution rates create confusion where shareholders believe funds are providing income from investments, when they may be simply returning part of their investment.  We think that “managed distribution policies” are toxic, can create confusion and foster bad decisionmaking by investors.

In our most recent Semiannual Report we catalogued some of the major risks and problems facing investors.   If we updated that list today, a number of the old risks will have faded (for example, the BP oil spill is now contained and the damage limited) only to be replaced by a series of new ones (such as worries about military action on the Korean Peninsula and the price of oil approaching $100 a barrel).   Suffice it to say, investors are always facing risks, many of which cannot be predicted.   However, ignoring equities is a mistake.

Investing in high quality, dividend-paying U.S.-based multinationals continues to be a sound investment strategy (and our investment philosophy).   We don’t pretend to know what 2011 holds, but are confident that investing in high quality companies works out well over the long-term.

The stock market can be irrational at times.   A recent newspaper article highlights the intersection of two troubling concepts---a poorly-designed financing vehicle and a fad consumer product company.   A special-purpose acquisition company (SPAC) raises equity capital first, and then goes searching for a business to buy.  If the SPAC is unable to find a business within an 18- to 24-month period, then it must liquidate and return the remaining funds to its shareholders.   If the SPAC consummates an acquisition, then SPAC management gets ongoing employment and a healthy piece of the action.   Would it surprise you to learn that SPAC managers might be tempted to overpay for an acquisition, particularly if the liquidation deadline is rapidly approaching?

What caught our attention was an article detailing how a SPAC was buying the “largest U.S.-based cupcake retailer”.   Upon doing some rudimentary due diligence, we learned this retailer sells mouth-watering cupcakes at $3.75 a pop.  But, with the Krispy Kreme debacle a not-too-distant memory, we have to wonder: how large is the market for high-priced cupcakes?

Now let’s turn to valuation.   This cupcake retailer had 2010 sales of approximately $31 million, and earned between $1.7 and $1.9 million after tax; the purchase price, a combination of cash and stock, is $66 million.   Some of the obvious metrics for this deal (we’ll save you the effort of running for your calculator):  this retailer has a net income margin of 5% to 6%; the purchase price is over 200% of the retailer’s annual sales; and the purchase price is between 35 and 39 times 2010 net income.  While it is possible that the designer cupcake fad will continue and this retailer will grow fast enough in the future to justify the price being paid, we are skeptical.  (We’d venture to say that all of the Fund’s portfolio companies are superior to, and much cheaper than, this SPAC/cupcake retailer on every financial and business metric.  Time will tell.)

We love hearing from our shareholders, subject to our established ground rules.   We can’t (and won’t) discuss any security that we’ve bought or sold (but haven’t yet publicly disclosed), nor any security that we’re thinking about buying or selling.   Subject to that broad limitation, we’re happy to entertain any question or comment.

Luke E. Sims	David C. Sims
(C) 414/530-5680	(O) 414/765-1107
E-mail: luke@simscapital.com	E-mail: dave@simscapital.com

January 12, 2011

Eagle Capital Growth Fund, Inc.
Statement of Assets and Liabilities
As of December 31, 2010

Assets

Common stock--at market value (cost $16,222,797)	$23,192,527
Cash and cash-equivalents	32,370
Short-term interest receivable	30
Dividends receivable	38,215
Prepaid fees	12,000
		$23,275,142
Liabilities

Accrued expenses and other	$43,270
		$43,270

Total net assets		$23,231,872

Shareholders' Equity

Common stock- $0.001 par value per share; authorized 50,000,000 shares, outstanding 2,975,426 shares	$2,977
Paid-in capital	16,248,243
Undistributed net investment income	10,922
Unrealized appreciation on investments	6,969,730

Shareholders' equity		$23,231,872

Net asset value per share		$7.81

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Statement of Operations
For the Year Ended December 31, 2010

Investment Income

Dividends	$568,664
Interest	532
Miscellaneous	182
Total investment income		$569,378

Expenses

Advisory fees	$165,494
Legal fees	21,545
Insurance	19,247
Transfer agent	24,664
Audit fees	24,000
Directors’ fees and expenses	31,068
Custodian fees	7,500
Listing fee	15,000
Other fees and expenses	22,487
Total expenses		$331,005

Net investment income			$238,373

Realized Gain and Unrealized Appreciation on Investments

Realized gain on investments:
Proceeds from sale of investment securities	$13,545,571
Less: cost of investment securities sold	12,579,527
Net realized gain on investments		$966,044

Unrealized appreciation on investments:
Unrealized appreciation at end of period	$6,969,730
Less: unrealized appreciation at beginning of period	5,113,415
Net change in unrealized appreciation on investments		$1,856,315
Net realized gain and unrealized appreciation on investments			$2,822,359

Net increase from operations			$3,060,732

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2009	December 31, 2010

From Operations:

Net investment income	$145,049	$238,373
Net realized gain (loss) on investments	(357,266)	966,044
Net change in unrealized appreciation on investments	4,313,333	1,856,315

Net increase from operations	$4,101,116	$3,060,732

Distributions to Shareholders from:

Net investment income	(148,771)	(224,344)
Net realized gain from investment transactions	0	(608,775)

Total distribution	$(148,771)	$(833,119)

From Capital Stock Transactions:

Dividend reinvestment	--	--
Cash purchases	--	--
Net increase from capital stock transactions	--	--
Increase in net assets	$3,952,345	$2,227,613

Total Net Assets:

Beginning of year	$17,051,914	$21,004,259
End of period (including under/(over)distributed net investment income of $(3,110) and $10,922)	$21,004,259	$23,231,872

Shares:
Shares issued to shareholders under the Dividend
Reinvestment and Cash Purchase Plan	--	--

Shares at beginning of year	2,975,426	2,975,426
Shares at end of period	2,975,426	2,975,426

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Financial Highlights
For the periods ended December 31:	2006	2007	2008	2009	2010

Net asset value at beginning of year	$9.58	$9.55	$8.48	$5.73	$7.06

Net investment income	$0.08	$0.07	$0.05	$0.05	$0.08
Net realized gain and unrealized appreciation (loss) on investments	$1.07	$(0.26)	$(2.45)	$1.33	$0.95

Total from investment operations	$1.15	$(0.19)	$(2.40)	$1.38	$1.03

Distribution from:
Net investment income	$(0.08)	$(0.08)	$(0.05)	$(0.05)	$(0.08)
Realized gains	$(1.10)	$(0.80)	$(0.30)	$(0.00)	$(0.20)
Total distributions	$(1.18)	$(0.88)	$(0.35)	$(0.05)	$(0.28)

Net asset value at end of period	$9.55	$8.48	$5.73	$7.06	$7.81

Per share market price, end of period last traded price (A)	$8.00	$8.30	$5.00	$6.39	$6.62

Total Investment Return (B):

Based on market value:
1 Year	4%	12%	(34%)	29%	8%
5 Year	3%	5%	(4%)	2%	1%
10 Year	7%	3%	2%	4%	2%
From inception	9%	11%	7%	8%	8%

Based on net asset value
1 Year	13%	(2%)	(28%)	24%	15%
5 Year	5%	8%	(3%)	0%	3%
10 Year	9%	7%	1%	3%	2%
From inception	10%	11%	8%	8%	9%
Net assets, end of year (000s omitted)	$26,660	$24,991	$17,052	$21,004	$23,232
Ratios to average net assets:
Ratio of expenses to average net assets	1.50%	1.64%	1.69%	1.67%	1.52%

Ratio of net investment income
to average net assets	0.85%	0.81%	0.74%	0.84%	1.09%

Portfolio turnover	7%	16%	37%	37%	62%
Average commission paid per share	$0.06	$0.02	$0.01	$0.01	$0.01

(A)	If there was no sale on the valuation date, the bid price for each such date is shown.

(B)	Sims Capital Management LLC became the investment advisor to the Fund on June 1, 2007.

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Portfolio of Investments (as of December 31, 2010)

Common Stock (99.9% of total investments)		LEVEL ONE	Percent of Total
Industry	Shares	Cost	Market Value
Consumer
Alcon Inc.	2,000	323,529	$326,800
Colgate-Palmolive Co.	12,000	417,940	964,440
PepsiCo Inc.	10,000	168,296	653,300
Procter & Gamble Co.	12,000	719,614	771,960
			$2,716,500	(11.7%)
Data Processing
Automatic Data Processing, Inc.	34,000	1,278,025	1,573,520
Paychex Inc.	34,000	907,967	1,050,940
Total Systems Services, Inc.	13,065	177,851	200,940
			$2,825,400	(12.2%)
Drug/Medical Device
Abbott Laboratories Inc.	30,000	1,522,347	1,437,300
Baxter International	8,000	402,596	404,960
Johnson & Johnson	15,000	614,274	927,750
Medtronic, Inc.	17,000	567,183	630,530
Pfizer Inc.	38,737	522,042	678,285
Stryker Corp.	22,000	180,012	1,181,400
			$5,260,225	(22.6%)
Industrial
General Electric Co.	35,000	401,458	640,150
Graco Inc.	13,750	349,686	542,438
Hillenbrand, Inc.	22,000	446,356	457,820
Manitowoc Company Inc.	75,000	462,150	983,250
Sigma-Aldrich Corp.	16,000	498,184	1,064,960
Waters Corp.*	6,000	302,341	466,260
			$4,154,878	(17.9%)
Insurance
AFLAC Inc.	16,500	79,484	931,095
The Chubb Corporation	16,000	819,772	954,240
			$1,885,335	(8.1%)
Mutual Fund Managers
Eaton Vance Corp.	22,000	483,869	665,060
Federated Investors, Inc.	40,000	909,365	1,046,800
			$1,711,860	(7.4%)
Retail/Distribution
Best Buy Co. Inc.	20,000	701,092	685,800
The Home Depot, Inc.	29,500	815,741	1,034,270
Lowe's Companies Inc.	35,000	708,771	877,800
Sysco Corp.	27,000	309,199	793,800
			$3,391,670	(14.6%)
Closed-End Funds
Claymore Dividend & Income Fund	83,000	1,133,654	1,246,660
			$1,246,660	(5.4%)

Total common stock investments			$23,192,527
Cash and cash equivalents (0.1% of total investments)			32,370
Total investments			$23,224,897
All other assets less liabilities			6,975

Total net assets			$23,231,872

*Non-dividend paying security

See Notes to Financial Statements.

Notes to Financial Statements

(1)	Organization.

Eagle Capital Growth Fund, Inc., a Maryland corporation (“Fund”), is a diversified closed-end investment company subject to the Investment Company Act of 1940.

(2)	Significant Accounting Policies.

The following is a summary of the significant accounting policies followed by the Fund not otherwise set forth in the Notes to the Financial Statements:

Dividends and distributions—Dividends from the Fund’s net investment income and realized net long- and short-term capital gains will be declared and distributed at least annually.

Investments—Investments in equity securities are stated at market value, which is determined based on quoted market prices or dealer quotes.  If no such price is available on the valuation date, the Board of Directors has determined that the most recent market price be used.  The Fund uses the amortized cost method to determine the carrying value of short-term debt obligations.  Under this method, investment securities are valued for both financial reporting and Federal tax purposes at amortized cost, which approximates fair value.  Any discount or premium is amortized from the date of acquisition to maturity.  Investment security purchases and sales are accounted for on a trade date basis.  Interest income is accrued on a daily basis while dividends are included in income on the ex-dividend date.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Federal income taxes—The Fund intends to comply with the general qualification requirements of the Internal Revenue Code applicable to regulated investment companies such as the Fund.  The Fund plans to distribute annually at least 90% of its taxable income, including net long-term capital gains, to its shareholders.  In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare as dividends in each calendar year an amount equal to at least 98% of its net investment income and 98% of its net realized capital gains (including undistributed amounts from previous years).

The following information is based upon the Federal income tax basis of portfolio investments as of December 31, 2010:

Gross unrealized appreciation	$7,091,950
Gross unrealized depreciation	(122,220)
Net unrealized appreciation	$6,969,730

Federal income tax basis	$16,222,797

Expenses—The Fund’s service providers bear all of their expenses in connection with the performance of their services.  The Fund bears all of its expenses incurred in connection with its operations including, but not limited to, investment advisory fees (as discussed in Note 3), legal and audit fees, taxes, insurance, shareholder reporting and other related costs.  As noted in Note 3, the Fund’s investment advisor, as part of its responsibilities under the Investment Advisory Agreement, is required to provide certain internal administrative services to the Fund at such investment advisor’s expense.  The Investment Advisory Agreement provides that the Fund may not incur annual aggregate expenses in excess of two percent (2%) of the first $10 million of the Fund’s average net assets, one and a half percent (1.5%) of the next $20 million of the average net assets, and one percent (1%) of the remaining average net assets for any fiscal year.  Any excess expenses are the responsibility of the investment advisor.

Fair Value Accounting—Accounting standards require certain assets and liabilities be reported at fair value in the financial statements and provides a framework for establishing that fair value.  The framework for determining fair value is based on a hierarchy that prioritizes the inputs and valuation techniques used to measure fair value.

In general, fair values determined by Level 1 inputs use quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Fair values determined by Level 2 inputs use other inputs that are observable, either directly or indirectly.  These Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and other inputs such as interest rates and yield curves that are observable at commonly quoted intervals.

Level 3 inputs are unobservable inputs, including inputs that are available in situations where there is little, if any, market activity for the related asset.  These level 3 fair value measurements are based primarily on management’s own estimates using pricing models, discounted cash flow methodologies, or similar techniques taking into account the characteristics of the asset.

Recent Accounting Pronouncements—In January 2010, the FASB issued ASU No. 2010-06 “Fair Value Measurements and Disclosures (Topic 820) — Improving Disclosures about Fair Value Measurements.”  ASU 2010-06 amends the fair value disclosure guidance.  The amendments include new disclosures and changes to clarify existing disclosure requirements.  ASU 2010-06 was effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements of Level 3 fair value measurements.  Those disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  The impact of ASU 2010-06 on the Fund’s disclosures is reflected in the consolidated financial statements.

(3)	Certain Service Providers Arrangements

Investment advisor—For its services under the Investment Advisory Agreement, the investment advisor receives a monthly fee calculated at an annual rate of three-quarters of one percent (0.75%) of the weekly net asset value of the Fund, as long as the weekly net asset value is at least $3.8 million.  The investment advisor is not entitled to any compensation for any week in which the average weekly net asset value falls below $3.8 million.  Pursuant to the Investment Advisory Agreement, the investment advisor is required to provide certain internal administrative services to the Fund at the investment advisor’s expense.

Effective June 1, 2007, following shareholder approval of the Investment Advisory Agreement, Sims Capital Management LLC (“SCM”) began serving as the Fund’s investment advisor.  Pursuant to the Investment Advisory Agreement, SCM is responsible for the management of the Fund’s portfolio, subject to oversight by the Fund’s Board of Directors.  SCM is 50% owned by Luke E. Sims, the President, CEO and a Director of the Fund, as well as an owner of more than five percent of the Fund’s outstanding shares.  David C. Sims, the Fund’s Chief Financial Officer, Chief Compliance Officer and Secretary owns the remaining 50% of SCM.

Custodian—Bank of America Corporation serves as the Fund’s custodian pursuant to a custodian agreement.  As the Fund’s custodian, Bank of America receives fees and compensation of expenses for services provided including, but not limited to, an annual account charge, annual security fee, security transaction fee and statement of inventory fee.

Transfer Agent—American Stock Transfer & Trust Company (“AST”) serves as the Fund’s transfer agent and dividend disbursing agent pursuant to custody agreements.  AST receives fees for services provided including, but not limited to, account maintenance fees, activity and transaction processing fees and reimbursement for its out-of-pocket expenses.  AST also acts as the agent under the Fund’s Dividend Reinvestment and Cash Purchase Plan.

(4)	Dividend Reinvestment and Cash Purchase Plan.

The Fund has a Dividend Reinvestment and Cash Purchase Plan (“Plan”) which allows shareholders to reinvest cash dividends and make cash contributions.  Pursuant to the terms of the DRIP, cash dividends may be used by the DRIP agent to either purchase shares from the Fund or in the open market, depending on the most favorable pricing available to DRIP participants.  Voluntary cash contributions from DRIP participants are used to purchase Fund shares in the open market.  A complete copy of the DRIP is available on the Fund’s website (www.eaglecapitalgrowthfund.com) or from AST, the DRIP agent.

(5)	Distributions to Shareholders.

On December 2, 2010, a distribution of $0.28 per share aggregating $833,119 was declared from ordinary income and capital gains.  The dividend was paid on December 29, 2010, to shareholders of record on December 17, 2010.

The tax character of distributions paid during 2009 and 2010 was as follows:

	2009	2010
Distributions paid from:
Ordinary Income	$148,771	$224,344
Capital Gains:
Long-term	-	-
Short-term	-	608,775
	$148,771	$833,119

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Under-distributed ordinary income:	$10,922
Net unrealized appreciation:	$6,969,730

(6)	Fund Investment Transactions

Purchases and sales of securities, other than short-term securities, for the 12-month period ended December 31, 2010, were $15,535,655 and $13,545,571, respectively.

(7)	Financial Highlights.

The Financial Highlights present a per share analysis of how the Fund’s net asset value has changed during the periods presented.  Additional quantitative measures expressed in ratio form analyze important relationships between certain items presented in the financial statements.  The total investment return based on market value assumes that shareholders bought into the Fund at the bid price and sold out of the Fund at the bid price.  In reality, shareholders buy into the Fund at the asked price and sell out of the Fund at the bid price.  Therefore, actual returns may differ from the amounts shown.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareowners
Eagle Capital Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Eagle Capital Growth Fund, Inc., as of December 31, 2010 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eagle Capital Growth Fund, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Plante & Moran, PLLC

Auburn Hills, Michigan
February 15, 2011

EAGLE CAPITAL GROWTH FUND, INC.
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
(THE “PLAN”)

ADVANTAGES OF THE PLAN

Your increased shareholdings of Eagle Capital Growth Fund, Inc. common stock will generate additional dividend and/or other distribution income.

You may choose to have all of your dividends and/or other distributions reinvested in shares of Eagle Capital Growth Fund, Inc. common stock.

You may make additional voluntary cash investments as often as once each month, in an amount of not less than $50 nor more than $250,000 per year.

Your cash dividends and/or other distributions will go directly to American Stock Transfer & Trust Company (the “Plan Agent”), which will administer the Plan, assuring prompt reinvestment of your dividends and/or other distributions.  It is intended that such cash dividends and/or other distributions, together with any voluntary cash payments, will be fully utilized to purchase shares of Eagle Capital Growth Fund, Inc. common stock.

The Plan Agent does all of the work and, at your option, will accept delivery from you, for safekeeping of, the certificates which you hold in your own name and representing shares of stock of Eagle Capital Growth Fund, Inc. by establishing a “book-entry” account in your name.

The maintenance of your personal records is simplified by the detailed statements which the Plan Agent will mail to you after each investment.

Participation in the Plan is entirely voluntary.  You may join at any time, and you may terminate your participation whenever you wish by following the procedures described below.

There are no fees or charges imposed upon you, other than brokerage commissions, and reasonable transaction and termination fees.

PARTICIPATION IN THE PLAN

Any holder of common stock of Eagle Capital Growth Fund, Inc. (“Fund”), may participate in the Plan.

JOINING THE PLAN

To join the Plan, you can either enroll on-line at www.amstock.com and clicking on “Shareholder Account Access” or you can sign and complete the enclosed enrollment and authorization form {enrollment form not included with annual report} and mail it to: American Stock Transfer & Trust Company, P.O. Box 922 Wall Street Station, New York, New York 10269-0560.  Please make sure that if you enroll by completing the enrollment and authorization form that you sign your name exactly the same as shown on your shareholder account.  Once you have completed and returned the form to American Stock Transfer & Trust Company, you will begin participating automatically in the Plan and all cash dividends and/or other distributions on Eagle Capital Growth Fund, Inc. common stock registered in your name will be reinvested automatically.

COSTS OF THE PLAN

There are no special fees or charges relating to participation in the Plan, other than reasonable transaction fees and brokerage commissions.  A termination or sale fee (currently $15 plus $0.10 per share) may be imposed when you terminate or sell your shares in the Plan and take delivery of accumulated shares.  The benefit of any reduced brokerage commissions will be passed on, pro rata, to participants.  In addition, if you wish to deposit your certificated shares in your plan account, there is currently a transaction fee of $7.50 for this service.

DIVIDEND REINVESTMENT

Dividend payments and/or other distributions made by the Fund to participants in the Plan are made in one of two ways.  They are paid to the Plan Agent either in cash (which then are used to purchase shares in the open market), or by the delivery of newly-issued Fund shares.  The option chosen by the Fund is the one that the Fund determines is the most favorable to participants, as described below under “Additional Terms and Conditions of Participation in the Eagle Capital Growth Fund, Inc. Dividend Reinvestment and Cash Purchase Plan.”  In the event the Plan Agent is unable to complete its acquisition of shares to be purchased on the open market by the end of the thirtieth (30th) day following receipt of the cash dividends and/or other distributions from the Fund, any remaining funds will be returned to the Participants on a pro rata basis.

VOLUNTARY CASH PAYMENTS

You may make voluntary monthly cash payments of not less than $50 (but not more than $250,000 per year) for the purpose of acquiring additional shares.  You may make these voluntary cash payments regularly or from time to time, and you may also vary the amount of each payment so long as the amount of any monthly voluntary cash payment meets the foregoing limitations.  Voluntary cash payments must be received by the Plan Agent on or prior to the last day of any month and will be invested beginning on or about the first business day of the following month (an “Investment Date”).  Voluntary cash payments will be invested in shares purchased in the open market, (calculated to three decimal places in your account).  However, if purchases of shares on the open market with such voluntary cash payments have not been completed by an ex-dividend date, the balance of such cash payments will be returned and credited on a pro rata basis.  The Plan Agent will also return all voluntary cash payments it is holding or receives for purchases to be made on the Investment Date immediately following the dividend payment date if purchases are being made with the cash dividends or other distributions on or after such Investment Date.  In the event the Plan Agent is unable to complete its acquisition of shares to be purchased on the open market by the end of the thirtieth (30th) day following the Investment Date, any remaining funds will be returned to the participants on a pro rata basis.  All cash payments received by the Plan Agent in connection with the Plan will be held without earning interest.  To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, participants that wish to make voluntary cash payments should send such payments to the Plan Agent in such a manner that assures that the Plan Agent will receive and collect federal funds by the end of the month.  This procedure will avoid unnecessary accumulations of cash and will enable participants to realize lower brokerage commissions and avoid additional transaction charges.  If a voluntary cash payment is not received in time to purchase shares for the calendar month indicated, the Plan Agent shall attempt to invest such payment on the next Investment Date.  Optional cash payments can also be made on-line at www.amstock.com.  You need to know your American Stock Transfer & Trust Company 10 digit account number to access your account.

If an optional cash payment is paid by a check and the check is returned by the bank, a fee of $25 will be charged.  If the funds have not yet been invested, the Plan Agent will debit the amount of such funds.  If the funds have been invested, then the Plan Agent will sell the shares to recover the amount of the returned check.  If the cash balance of the sale is not enough to cover the debit of the amount of the returned check, then the Plan Agent reserves the right to sell account shares to pay the balance.  The Plan Agent will also sell additional shares to recover the amount of the return fee.

HOLDING OF SHARES

For your convenience, the Plan Agent will hold all shares that you acquire as a result of your participation in the Plan for safekeeping.  However, upon your on-line request at www.amstock.com, telephonically at (877) 739-9994 or request by mail, the Plan Agent will send you a certificate representing a specified number of full shares which you have acquired through the Plan and which are held for your account.

The Plan Agent will also allow you to deposit with it, in safekeeping and in your “book-entry” account for the Plan, any additional stock certificates for the Fund’s shares you might have in your possession.  This will enable you to guard against loss, theft or damage.

STATEMENT OF ACCOUNT

A cumulative, detailed statement of your account under the Plan for each current calendar year will be sent to you by the Plan Agent; and you will also receive the customary Form 1099 (Internal Revenue Service) reporting dividend and/or other distribution income.

WITHDRAWAL OF SHARES

You are not committed to remain in the Plan.  You may terminate your participation at any time by written notice to the Plan Agent or on line at www.amstock.com.  All requests for termination of participation in the Plan must be received at least three business days prior to the next dividend and/or other distribution payment date in order for the cash dividend and/or other distribution not to be reinvested.  A separate written request, however, must be made to obtain the return of any voluntary cash payment.  You may obtain the return of any voluntary cash payment if your written request is received by the Plan Agent at least forty-eight (48) hours prior to the time such voluntary cash payment is invested.

Upon terminating participation in the Plan, certificates for full shares held in your account will be issued and sent to you.  Any remaining fractional share will be converted to cash, on the basis of the then current market price of the Fund’s common stock, and a check, representing the same, will be issued and sent to you (less service fees).  If you desire, you may direct that your full shares be sold in the open market and that the proceeds (less any brokerage commission incurred as a result of such sale) be sent to you.

INCOME TAX CONSIDERATIONS

Dividends (including those declared in shares of stock) and other distributions invested under the Plan are taxable in the same way as dividends and other distributions paid to you in cash.

SHAREHOLDERS’ RIGHTS

Shares held under the Plan have the same rights as all other shares, in terms of stock dividends, stock splits, and preemptive and voting rights.  Stock dividends will be fully credited to your account.  Transaction processing may either be curtailed or suspended until the completion of any stock dividend, stock split or corporate action.

MORE DETAILED INFORMATION

If you have any questions regarding your specific participation in the Plan, please visit the Plan Agent on-line at www.amstock.com, call the Plan Agent at (877) 739-9994 or write the Plan Agent at:

Transaction Processing

American Stock Transfer & Trust Company

DRP Plan

P.O. Box 922 Wall Street Station

New York, NY 10269-0560

Inquiries

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Directors Who Are Interested Persons of the Fund and Officers

Name, Address and Age*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years (in addition to positions held in the Fund)	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director**	Other Directorships Held by Director or Nominee for Director (Public Companies)
Luke E. Sims, age 61	President; Chief Executive Officer and Director	Term of office one year. Served as a director since 2002.	Chairman of Sims Capital Management LLC, the Fund’s investment advisor; partner in the law firm of Foley & Lardner (1984-2010).	One	None.

*The address of Mr. Sims is the address of the principal executive office of the Fund.  Luke E. Sims is an Interested Person within the meaning of Section 2(a) (19) of the Investment Company Act of 1940 because he is the President and Chief Executive Officer of the Fund, beneficially owns in excess of five percent (5%) of the Fund’s outstanding shares of common stock and he is affiliated with the Fund’s investment advisor, Sims Capital Management LLC (the “Advisor” or “SCM”).  Luke E. Sims is the father of David C. Sims, the Chief Financial Officer, Chief Compliance Officer, and Secretary of the Fund.

**The Fund is not part of a fund complex.

Directors Who Are Not Interested Persons

Name, Address and Age*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director**	Other Directorships Held by Director or Nominee for Director (Public Companies)
Robert M. Bilkie, Jr., age 50	Chairman; Director	Term of office one year. Served as a director since 2006.
President and Chief Executive Officer of Sigma Investment Counselors, Inc. (a registered investment advisor) since 1987; member of the NAIC/Better Investing Securities Review Committee and of the NAIC/Better Investing Editorial Advisory Committee (non-remunerative).
				One	None
Phillip J. Hanrahan, age 71	Director	Term of office one year. Served as a director since 2008.	Retired partner of Foley & Lardner LLP (law firm) since February 2007 and, prior thereto, active partner of that firm since 1973.	One	None
Carl A. Holth, age 78	Director	Term of office one year. Served as a director since 1989.	Retired; Director Harrison Piping Supply, Inc.	One	None
Peggy L. Schmeltz, age 83	Director	Term of office one year. Served as a director since 1989.	Retired; Former Trustee of NAIC.	One	None
Donald G. Tyler, age 58	Director	Term of office on year. Served as a director since 2010.	Interim President & Executive Director, Milwaukee Symphony Orchestra since 2010; Vice President of Investment Products and Services, Northwestern Mutual, 2003-2010.	One	None
Neal F. Zalenko, age 65	Director	Term of office one year. Served as a director since 2008.	Retired; Founder and Managing partner of Zalenko & Associates, P.C. (accounting firm), that merged with Virchow Krause & Company in early 2005.	One	None

*The address of each is the address of the principal executive office of the Fund.

**The Fund is not part of a fund complex.

Officers Who Are Not Directors

Name, Address and Age*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer**	Other Directorships Held by Officer (Public Companies)
David C. Sims age 29	Chief Financial Officer, Chief Compliance Officer, and Secretary	Term of office one year. Served as Chief Financial Officer and Chief Compliance Officer since 2007 and Secretary since 2009***.	Manager, Peregrine Investment Fund LLC (private investment fund) since 2003; President and Manager of the Advisor since 2003.	One	None

*The address for David Sims is the address of the principal executive office of the Fund.

**The Fund is not part of a fund complex.

***David C. Sims is the son of Luke E. Sims, the President and Chief Executive Officer of the Fund.

Compensation.

The following table sets forth the aggregate compensation paid to all Fund directors for the period ended December 31, 2010.  Directors who are not “interested persons” of the Fund received an annual retainer of $5,000 a year, paid in equal quarterly installments, and directors attending committee meetings were paid $500 for each meeting.  For 2011, the annual retainer for Fund directors who are not “interested persons” has been increased to $6,000.  Directors who are “interested persons” of the Fund are not entitled to receive directors’ fees.  Directors are reimbursed for out-of-pocket expenses in connection with attending Board meetings.

Luke E. Sims, who is deemed to be an “interested person” of the Fund, is not entitled to receive directors’ fees from the Fund.

No Fund officer receives compensation in his capacity as an officer of the Fund.  Fund officers are: Luke E. Sims, President and Chief Executive Officer; and David C. Sims, Chief Financial Officer, Chief Compliance Officer, and Secretary.  Robert M. Bilkie, Jr. is the Fund’s Chairman, which is not an executive officer position.

Sims Capital Management LLC (“SCM”), the investment advisor for the Fund, was paid $165,494 by the Fund in 2010.  SCM is 50% owned by Luke E. Sims, the President, CEO and a Director of the Fund, as well as an owner of more than five percent of the Fund’s outstanding shares.  David C. Sims, the Fund’s Chief Financial Officer, Chief Compliance Officer and Secretary owns the remaining 50% of SCM.

The Fund is not part of a family of investment companies.

Directors who are “interested persons” of the Fund:

Name, Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund and Complex paid to Directors
Luke E. Sims,
Director, President,
CEO	None	None	None	None

Directors who are not “interested persons” of the Fund:

Name, Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund and Complex paid

Robert M. Bilkie, Jr.,
Director	$5,000	None	None	$5,000

Phillip J. Hanrahan
Director	$6,000	None	None	$6,000

Carl A. Holth,
Director	$6,000	None	None	$6,000

Peggy L. Schmeltz,
Director	$5,000	None	None	$5,000

Donald G. Tyler,
Director	$2,500	None	None	$2,500

Neal F. Zalenko,
Director	$6,000	None	None	$6,000

Board of Directors

Robert M. Bilkie, Jr.	Carl A. Holth	Phillip J. Hanrahan
Chairman of the Board	Director	Director
Southfield, MI	Clinton Twp., MI	Whitefish Bay, WI

Peggy L. Schmeltz	Luke E. Sims	Donald G. Tyler
Director	President & Chief Executive Officer	Director
Bowling Green, OH	Milwaukee, WI	Shorewood, WI

Neal F. Zalenko
Director
Birmingham, MI

Shareholder Information

Trading.   Fund shares trade under the symbol GRF on the NYSE Amex.

Fund Stock Repurchases.   The Fund is authorized, from time to time, to repurchase its shares in the open market, in private transactions or otherwise, at a price or prices reasonably related to the then prevailing market price.

Dividend Reinvestment and Cash Purchase Plan.   By participating in the Fund’s Dividend Reinvestment and Cash Purchase Plan (“Plan”), you can automatically reinvest your cash dividends in additional Fund shares without paying brokerage commissions.   A copy of the plan is included earlier in the Annual Report.
Alternatively, you can secure a copy of the Plan from the Fund’s website (www.eaglecapitalgrowthfund.com) or by contacting American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, NY 11219, telephone number (800) 937-5449.

Dividend Checks/Stock Certificates/Address Changes/Etc.   If you have a question about lost or misplaced dividend checks or stock certificates, have an address change to report, or have a comparable shareholder issue or question, please contact the Fund’s transfer agent, American Stock Transfer and Trust Company, 6201 15th Avenue, Brooklyn, NY 11219, telephone number (800) 937-5449.

Proxy Voting.   The Fund typically votes by proxy the shares of portfolio companies.   If you’d like information about the policies and procedures that the Fund follows in voting, or how the Fund has voted on a particular issue or matter during the most recent 12-month period ended June 30, 2010, you can get that information (Form N-PX) from the SEC’s website (www.sec.gov) or the Fund’s website (www.eaglecapitalgrowthfund.com), or by calling the Fund at (414) 765-1107 (collect) or by sending an e-mail request (to dave@simscapital.com).

Fund Privacy Policy/Customer Privacy Notice (January 1, 2011).   We collect nonpublic personal information about you from the following sources:  (i) information we receive from you on applications or other forms and (ii) information about your transactions with us or others.   We do not disclose any nonpublic personal information about you to anyone, except as permitted by law, and as follows.   We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.   If you decide to close your account(s) or no longer be a shareholder of record, we will adhere to the privacy policies and practices as described in this notice.   We restrict access to your personal and account information to those employees who need to know that information to provide services to you.  We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.  In this notice, the term “we” refers to the Fund, Eagle Capital Growth Fund, Inc.

Additional Information.   The Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (SEC) as of the end of the first and third calendar quarters on SEC Form N-Q.   You can obtain copies of these filings, and other information about the Fund, from the SEC’s website (www.sec.gov) or from the Fund’s website (www.eaglecapitalgrowthfund.com), or by calling the Fund at (414) 765-1107.  The Fund’s Forms N-Q can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and you can obtain information about the operation of the Public Reference Room by calling the SEC at (800) 732-0330.

Approval of Renewal of Investment Advisory Agreement.  At its December 2, 2010 Board meeting, the Board of Directors approved the renewal of the Fund’s Investment Advisory Agreement with SCM (with Director Luke E. Sims abstaining).  The Board determined that SCM’s performance should be reviewed on an approximate five-year time horizon, and that it was too soon to use performance as a criterion, though the Board was pleased that the Fund’s performance had outperformed the S&P 500 (total return) index during SCM’s tenure as investment advisor.  The Board reviewed other factors in determining to retain SCM as investment advisor including, among other things, the nature, extent and quality of services provided by SCM, the cost of services provided by SCM (and benefits to be realized by SCM as a result of its relationship with the Fund), the economics of scale that may be realized as the Fund grows, whether fee level reflects the economies of scale for the benefit of Fund investors, the investment philosophy of SCM, the Fund’s portfolio turnover, best execution and trading costs, personnel considerations, resources available to SCM, SCM’s ability to satisfy compliance obligations and other relevant factors.  Overall, the Board determined that is remained satisfied with the nature, extent and quality of services provided by SCM.

Electronic Distribution of Shareholder Reports and Other Communications.   If you’d like to receive copies of the Fund’s annual report, semiannual report, proxy statement, press releases and other comparable communications electronically, please provide your e-mail address to dave@simscapital.com.  By providing your e-mail address to the Fund, you are consenting to the Fund sending the identified materials to you by e-mail.

General Inquiries.   If you have a question or comment on any matter not addressed above, please contact the Fund (Eagle Capital Growth Fund, Inc.) at 205 E. Wisconsin Ave., Suite 120, Milwaukee, WI 53202, telephone number (414) 765-1107, or the Fund’s investment advisor, Sims Capital Management LLC (dave@simscapital.com).

ITEM 2.  CODE OF ETHICS

The Fund has adopted a Code of Ethics for Financial Professionals, which applies to the principal executive officer of the Fund, all professionals serving as principal financial officer, the principal account officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party, and the members of the Fund’s Board of Directors. The Code of Ethics for Financial Professionals has been posted on the Fund’s website at www.eaglecapitalgrowthfund.com.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The Fund’s Board of Directors has determined that Neal F. Zalenko qualifies as a financial expert; and that both Carl A. Holth and Phillip J. Hanrahan also qualify as financial experts.  Phillip J. Hanrahan, Carl A. Holth, and Neal F. Zalenko are independent, non-interested directors.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit Fees.  Plante & Moran, PLLC was paid $18,000 for the calendar year ended December 31, 2010, and $20,000 for the calendar year ended December 31, 2009, for audit fees.

Audit-related fees.  Plante & Moran, PLLC was not paid any audit-related fees by the Fund in either of the last two calendar years.

Tax fees.  Plante & Moran, PLLC was paid $5,000 for the calendar year ended December 31, 2010, and $5,500 for calendar year ended December 31, 2009, by the Fund for tax fees, for services in connection with the preparation of the Fund’s tax returns and assistance with IRS notice and tax matters.

All other fees.  No other fees were paid to Plante & Moran, PLLC for the last two years.

“Audit fees’ are fees paid by the Fund to Plante & Moran, PLLC for professional services for the audit of the Fund’s financial statements, or for services that are usually provided by an auditor in connection with statutory and regulatory filings and engagements. “Audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of financial statements. “Tax fees” are fees for tax compliance, tax advice, and tax planning. All other Fund fees are fees belled for any services not included in the first three categories.

None of the services covered under the captions “Audit-Related Fees”, “Tax Fees”, and “All Other Fees” with respect to Plante & Moran, PLLC were provided under the de minimis exception to Audit Committee approval of 17 CFR 210.2-01© 7(i)© and (ii) Plante & Moran, PLLC was not engaged during the last two fiscal years to provide non-audit services to the Fund (other than those referenced above) or to the Fund’s investment advisor, Sims Capital Management LLC, or any of its affiliates that provide services to the Fund (“Other Non-Audit Services”). Under the Audit Committee charter, the Audit Committee must approve in advance all non-audit services of the Fund and all Other Non-Audit Services. The Audit Committee has not adopted “pre-approval policies and procedures” as such term is used in 17 CFR 210.2-01(c)(7)(i)(B) and (ii).

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

The Fund’s Board of Directors has separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the committee are Neal F. Zalenko, Carl A. Holth, and Phillip J. Hanrahan.

ITEM 6.  SCHEDULE OF INVESTMENTS

The Fund’s schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form

ITEM 7.  DISCLOSURE OF PROXY VOTING AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Sims Capital Management LLC, a Wisconsin limited liability company (the “Advisor”), is the investment advisor for the Fund.  The Fund and the Advisor are parties to an Investment Advisory Agreement dated as of February 16, 2007 (the “Advisory Agreement”).  The Fund is one of the Advisor’s two advisory clients.

The Advisor’s authority to vote the proxies of the Fund is established through the Investment Advisory Agreement.  It has adopted the following policies and procedures:

The Company will vote proxies for its clients and, therefore, will adhere to the following requirements:

A.           General Statement of Policy.  Consistent with its duty of care the Company monitors proxy proposals just as it monitors other corporate events affecting the companies in which its clients invest.   The Company votes securities subject to its control consistent with its analysis and judgment of each issue, regardless of whether such voting position is consistent with the approach proposed by the issuer’s board of directors or management.

B.           Conflicts of Interest.  There may be instances where the interests of the Company may conflict or appear to conflict with the interests of its clients.  For example, the Company may manage a pension plan of a company whose management is soliciting proxies and there may be a concern that the Company would vote in favor of management because of its relationship with the Company.  In such situations, the Company will, consistent with its duty of care and duty of loyalty, vote the securities in accordance with its pre-determined voting policy, the “Wall Street Rule,” but only after the disclosing the conflict to clients and affording the clients the opportunity to direct the Company in the voting of such securities.

C.           Record Keeping.  The Company will maintain the following records with respect to proxy voting:

(1)           A copy of this proxy voting policy;

(2)           A copy of all proxy statements received (the Company may rely on the EDGAR system to satisfy this requirement);

(3)           A record of each vote cast on behalf of a client (the Company may rely on a third party to satisfy this requirement);

(4)           A copy of any document prepared by the Company that was material to making a voting decision or that memorializes the basis for that decision;

(5)           A copy of each written client request for information on how the Company voted proxies on the client’s behalf, and a copy of any written response to any (written or oral) client request for information on how the Company voted proxies on behalf of the requesting client.

D.           Disclosure.  The Company will furnish a copy of this policy to all of its clients.  The Company will disclose to clients how proxies were voted upon request.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Luke E. Sims
President and Chief Executive Officer (since 2007) and Director of the Fund (since 2002).   Luke Sims has been a partner in the law firm of Foley & Lardner since 1984 until February 2010.   Luke Sims is a 50% equity owner in the Advisor.

David C. Sims
Chief Financial Officer and Chief Compliance Officer of the Fund (since 2007); Secretary of the Fund (since 2009).   President and operating manager and 50% equity owner of the Advisor.

The Advisor is also the investment advisor of Peregrine Investment Fund LLC (“Peregrine”), a private investment fund, with approximately $1.8 million in assets under management as of December 31, 2010. Peregrine has similar investment objectives to the Fund. The Advisor receives an investment advisory fee from Peregrine of one and one-half percent of its assets under management. To the extent investment opportunities arise in which both the Fund and Peregrine will invest and in which the amount to be purchased is limited, the investment will be made pro rata based on the respective asset size of the Fund and Peregrine.

With respect to the Fund, Luke Sims is the principal decision maker with respect to the Fund’s portfolio, and David Sims participates in the decision-making process. With respect to Peregrine, David Sims is the principal decision maker with respect to Peregrine’s portfolio, and Luke Sims participates in the decision-making process.

Luke Sims receives no compensation as an officer of the Fund or from the Advisor. David Sims receives no compensation as an officer of the Fund and a fixed salary from the Advisor (not tied to the Fund’s or Peregrine’s performance) out of the respective investment advisory fees paid by the Fund and Peregrine.

Dollar range of equity securities of the Fund. beneficially owned as of December 31, 2010, by Luke Sims is in excess of $1 million and by David Sims is between $100,000-$500,000.

ITEM 9.  PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the “Exchange Act”) of shares of registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.  SUBMISSION OF MATTER TO A VOTE OF SECURITY HOLDERS.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after registrant last provided disclosure in response to Item 407(c)(2) in registrant’s 2011 proxy statement.

ITEM 11.  CONTROLS AND PROCEDURES.

(i) As of February 23, 2011, an evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) was performed under the supervision and with the participation of the registrant’s President and Chief Executive Officer (the principal executive officer) and the Chief Financial Officer (the principal financial officer). Based on that evaluation, the registrant’s President and Chief Executive Officer and Chief Financial Officer concluded that the registrant’s controls and procedures are effectively designed to ensure that information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time periods required by the Commission’s rules and forms, and that information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, or persons performing similar functions as appropriate, to allow timely decisions regarding required disclosure.

(ii) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS

(a)(1).  Attached hereto as Exhibit 99a1.

(a)(2).  Separate certification of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Act.--- attached hereto as Exhibit 99a2.

(B)   Certification pursuant to Rule 30a-2(b) and 18 U.S.C. Section 1350, --- attached as Exhibit 99b.